Exhibit 10.1
*   CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.
MASTER SERVICES AGREEMENT
This MASTER SERVICES AGREEMENT (the “Agreement”) is entered into effective April 9, 2004 (the “Effective Date”), by and between the following Parties:

PeopleSupport, Inc.	Vonage Holdings Corp.
1100 Glendon Avenue, Suite 1250	2147 Route 27
Los Angeles, CA 90024	Edison, NJ 08817

Hereinafter referred to as “PeopleSupport”	Hereinafter referred to as “Client”
The Parties agree as follows:
1.	SERVICES

A.	Description. PeopleSupport will provide to Client the services set forth herein and in Exhibit A attached hereto (“Services”) out of one or more of its contact centers. If and as specified in the Statement of Work (“SOW”) attached hereto as Exhibit A, the Services will include the provision of equipment, software, telecommunication lines and other facilities specified as well as the training and human support specified in the SOW. In support of the Services, Client will provide the items specified as its responsibilities herein, and in the SOW.

B.	Additional SOWs and Change Orders. The parties may mutually agree on additional SOWs, which will reference the terms and conditions of this Agreement and will become effective upon mutual execution thereof. During the performance of the Services, Client may request in writing, and PeopleSupport may agree, to make material changes in this Agreement, or in the Services, and/or to add services which are not described in a SOW. In addition, changes to the Services may be necessary due to changes in the Client’s volume, pattern, or types of its services and/or products, and/or changes to the Client Provided Technology (defined in Section 4D). Such additional or materially changed services (“Additional Services”) will be subject to a written, mutually agreed-upon change order to an SOW (“Change Order”), including applicable pricing and terms. Upon the mutual execution of any such Change Order, the Services will be deemed to include such Additional Services. Unless and until the parties mutually execute such Change Order, only the terms of this Agreement and the applicable SOW will apply. The parties agree that an authorized representative of Client may indicate its acceptance of Change Orders either in accordance with the “Notices” provision of this Agreement or by facsimile signature, each of which shall be subject to countersignature by an authorized representative of PeopleSupport.

2.	TERM AND TERMINATION

A.	Term. The initial term of this Agreement (the “Term”) will commence on the Effective Date and will extend for one (1) year from the date the Services are deemed operational (e.g first “live” date of Service). The Agreement, including Exhibit A, will automatically renew for successive *** year terms unless either Party provides written notice of its intent not to renew at least *** before the expiration of the initial Term or at least *** before the expiration of any subsequent renewal Term, or unless terminated earlier as otherwise provided herein or in Exhibit A. The term of additional SOW(s) will be as set forth in such SOW(s)

B.	Effect of Termination. Except as otherwise provided herein, in the event either Party terminates an SOW for an Event of Default pursuant to Section 8, unless the termination expressly applies to all other SOWs or to the operation of the Agreement as a whole, such termination as to one SOW will not constitute termination with respect to any other SOW(s) or the Agreement.

C.	Minimum Payments. In the event that PeopleSupport terminates one or more SOWs due to Client’s Event of Default pursuant to Section 8, or if Client terminates one or more SOWs in violation of this Agreement or of the applicable SOW, Client will pay to PeopleSupport ***, as specified herein or in the applicable SOW.

D.	Termination Within First Thirty Days. Notwithstanding anything to the contrary in this Agreement or in any SOW, Client may, at any time on or before the thirtieth (30th) day after the initial minimum number of *** FTE employees are fully trained, out of nesting and begin performing services pursuant to the initial SOW hereunder, terminate this Agreement or any SOW for convenience and upon *** days written notice provided that in the event of such termination for convenience, Client shall pay to PeopleSupport, as PeopleSupport’s *** remedy for such termination, the sum of *** plus charges for those Services listed of Appendix A of SOW #1 rendered through the effective date of termination calculated in accordance with the prices set forth on that Appendix irrespective of any minimum commitment, which shall be payable within ten (10) business days after the effective date of such termination.

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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E.	Survival. Any and all obligations under this Agreement, including any SOW then in effect which, by their nature should reasonably survive the termination or expiration of this Agreement or such SOW, will so survive, including, but not limited to, Client’s payment obligations, and the obligations of both Parties arising from the confidentiality and non-solicitation provisions of this Agreement.

3.	PRICING AND PAYMENT

A.	Prices and Invoicing. Client agrees to pay PeopleSupport for the Services according to the prices set forth below and in any mutually agreed SOW or Change Orders. Amounts payable are subject to the adjustment(s) by PeopleSupport or Client as specified in the SOW or Change Orders, with respect to each SOW. Client agrees to pre-pay to PeopleSupport the ***, as specified in an SOW ***, on or before the *** day of each calendar month (“Minimum Monthly Fee”), notwithstanding the volume of Services actually provided in a month. The Minimum Monthly Fee is not subject to any discounts. If the first or last month of the Term is a partial month, the Minimum Monthly Fee for such month may be prorated based on a thirty (30) day month. At the end of each calendar month, PeopleSupport will invoice Client for Services actually rendered in such month, reflecting a credit for the Minimum Monthly Fee pre-payment. All amounts payable, as set forth on each invoice, will be itemized by the applicable Service and by the units set forth in the applicable SOW or Change Order, in sufficient detail to make clear to Client how such amounts were calculated. Payments are due within *** following date of invoice. Billing per FTE committed by Client will be on a forty hours week basis.

B.	Reimbursement for Expenses. Subject to Client’s prior written approval of the incurrence and amount of such expenses or charges, Client will reimburse PeopleSupport for: a) all reasonable and actual travel and related living expenses incurred by PeopleSupport related to the Services, in accordance with PeopleSupport’s standard travel guidelines, provided that such reimbursement will be solely for travel expressly requested by Client and only to the extent that such travel was not reasonably foreseeable as necessary in carrying out PeopleSupport’s responsibilities under an SOW or Change Order at the time such SOW or Change Order was agreed to; b) if and as expressly specified in Exhibit A and/or an applicable SOW or Change Order, any telecommunications, installation, maintenance and recurring charges for equipment and facilities acquired for the provision of the Services to Client and used solely for that purpose that are not Client-Provided Technology as defined below, and c) any other expenses or charges expressly specified in an applicable SOW or Change Order or otherwise authorized in writing by Client.

C.	Electronic Invoicing and Wire Transfer Payment. Client acknowledges that invoices from PeopleSupport will be sent electronically, and Client agrees to make all payments to PeopleSupport via wire transfer. Payments of amounts due will be wired via the U.S. Federal Reserve System to:
     ***
D.	Effect of Non-Payment. In the event any amounts due are not paid within *** after they are due, such amounts will accrue late charges at the lesser of the rate of *** per month or the highest rate allowed by applicable law, from the due date. Payments subsequently received from Client will be first applied to such late charges, then to amounts past due, and then to current amounts due.

E.	Taxes. Client will be solely responsible for, and will pay, any use, excise, sales or privilege taxes, duties, value added taxes, fees, assessments or similar liabilities however denominated which may now or hereafter be levied on the provision by PeopleSupport of Services, software, equipment, materials or other property (tangible or intangible) provided under this Agreement, chargeable to or against PeopleSupport by any applicable government authority. PeopleSupport will separately invoice any such taxes of which it is aware on its invoice. Should PeopleSupport be required to pay or should PeopleSupport pay these taxes, fees, assessments or similar liabilities, Client will promptly reimburse PeopleSupport for such payments upon receipt of invoice. The foregoing will not apply to any taxes based upon the net income, employment or property of PeopleSupport or franchise or similar fees paid by PeopleSupport for the privilege of doing business in any jurisdiction.

F.	Right to Dispute Invoices. Client will not withhold any undisputed portion of any amounts payable hereunder but may withhold disputed amounts upon written notice of a dispute. Unless Client provides PeopleSupport with notice in writing of a dispute regarding the amounts due hereunder within *** after Client’s receipt of the invoice on which such amounts appear, including the basis for such dispute, the invoice will be deemed approved by Client and the right to dispute any such amounts invoiced will be deemed waived. Unless PeopleSupport invoices Client for Services or other charges within *** after such Services are rendered or such other charges are incurred, all such Services and/or other charges will be deemed waived and Client will have no obligation to pay them.

4.	CLIENT OBLIGATIONS FOR INFORMATION AND TECHNOLOGY

In order for PeopleSupport to provide the Services, Client agrees to provide the following to PeopleSupport, as and when reasonably requested by PeopleSupport:

A.	Volume, Pattern and Handling Forecasts. Client will provide good faith, volume, pattern and handling time forecasts as and to the extent specified in the applicable SOW; provided that PeopleSupport’s sole remedy for erroneous forecasts shall be as set forth in the applicable SOW. All such forecasts will be

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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deemed Client’s confidential information subject to PeopleSupport’s obligations as set forth in Section 7. PeopleSupport shall reasonably determine the number of persons that are required to be trained in light of such forecasts, and will not be required to have prior approval from Client to hire and/or train them, though PeopleSupport will make every reasonable effort to communicate any planned training with Client, and Client shall have no obligation with respect thereto except as expressly specified in an applicable SOW.

B.	Forecasts for Special Promotions and Advertising. Client will provide notice of and forecasts related to all media promotions (including, but not limited to, radio, television, direct mail, Internet and other media) within a reasonable amount of time before the start of the promotion, so that PeopleSupport can make appropriate staffing or other adjustments and so that the parties may agree on appropriate Change Order(s), if necessary. All such notice and forecasts will be deemed Client’s confidential information subject to PeopleSupport’s obligations as set forth in Section 7.

C.	Product Literature and Related Materials. Client will provide all information, sales and product literature (including updates and/or modifications), and if applicable, samples and any other materials related to Client’s services and/or products, which are reasonably necessary for PeopleSupport to provide the Services. PeopleSupport may copy all such information, sales and product literature and other materials solely for purposes of providing Services.

D.	Client-Provided Technology. If and to the extent specified in Exhibit A, Client will provide any necessary hardware, software, telecommunication systems and similar materials (collectively, the “Client Provided Technology”), and the right to use such Client Provided Technology, solely in order to perform the Services, including as specified in Exhibit A:
i)	Software and hardware specific to Client (as defined in Exhibit A), including legacy systems, terminal emulation and required applications not already part of PeopleSupport’s infrastructure;

ii)	Maintenance for the Client-Provided Technology; and

iii)	All training materials and any additional training reasonably required by PeopleSupport and approved by Client with respect to new or revised Client-Provided Technology.
Client will be responsible for the installation of the Client-Provided Technology and for the maintenance and repair of, and any changes, updates and upgrades to the Client-Provided Technology. Client agrees to provide to PeopleSupport upon request copies of any licenses or other legal requirements applicable to the Client-Provided Technology, and PeopleSupport agrees to comply with all such licenses and other legal requirements. In the event it becomes necessary as specified in any SOW or Change Order for Client to provide any additional Client-Provided Technology, including increasing the scope of use of any licensed software, Client will obtain and provide to PeopleSupport such additional Client-Provided Technology.

E.	Information Necessary for the Performance of Services. The information provided by Client to PeopleSupport, as required hereunder, including necessary instructions for communications with Client’s prospective customers and/or customers, will be accurate to the best of Client’s knowledge and belief. Client will respond promptly and accurately to all reasonable requests for such information made by PeopleSupport, and provide relevant new data and regular updates of changes to data previously provided. PeopleSupport personnel will not make any representations to any person that are inconsistent with the information provided by Client, and PeopleSupport will be solely responsible for any misrepresentations made by its personnel to the extent such misrepresentations are not contained in information provided by Client. Without limiting the generality of the foregoing, Client agrees to provide necessary login identification and passwords for any of its applications to be used by PeopleSupport as specified in an applicable SOW or Change Order, within no more than two (2) business days following PeopleSupport’s request. In addition, Client shall provide PeopleSupport with reasonable access to any of its systems, software and files provided to PeopleSupport and/or installed at PeopleSupport’s facilities. PeopleSupport shall be entitled to rely upon written information or instructions received from authorized Client personnel, including those sent electronically via email.

5.	JOINT OBLIGATIONS OF THE PARTIES

A.	Contact Person. Each Party will designate a single point of contact with the authority to discuss and resolve day-to-day issues and the relations between the Parties relating to the Services, such as the provision of information, reports, and the Client-Provided Technology. Such contact person may be changed upon written notice to the other Party.

B.	Compliance with Law and Agreements. Each of the Parties will perform its obligations under this Agreement in compliance with all applicable laws, ordinances and regulations, and will obtain and maintain in full force and effect, any permits, licenses, consents, approvals and authorizations necessary for the performance of its obligations hereunder. To the extent that Client is responsible for the provision of information regarding its prospective customers and/or customers, and the provision of scripts or other instructions to be followed by PeopleSupport, Client will be responsible for confirming that such lists and/or instructions comply with applicable law and that, by following Client’s instructions, PeopleSupport is not violating any law or regulation, and is not subject to any obligation to any third party. PeopleSupport will be responsible for ensuring that its personnel follow all instructions from authorized Customer personnel. To the extent that either Party requires the license or other consent of a third party to provide software, data, materials, or other items to the other Party hereunder, the Party providing such items shall have and maintain any such consent, in substance and form reasonably acceptable to the other Party, and shall provide evidence of such consent to the other Party, upon request.
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C.	Further Documents and Cooperation. Each Party will execute such other documents, and provide such cooperation as the other Party reasonably requests, in order to give full effect to the provisions related to this Agreement, including, but not limited to, the provisions of this Agreement related to the ownership of rights.

D.	Timeliness of Compliance. Any delay by a Party in the performance of its obligations will extend the time for performance by the other Party of such of the other Party’s obligations that are affected by such delay by an amount of time reasonably required to compensate for such delay.

6.	OWNERSHIP AND INTELLECTUAL PROPERTY RIGHTS

A.	Pre-Existing and Independently Developed Works. Each Party will retain all rights in any software, ideas, concepts, know-how, processes, development tools, techniques or any other proprietary material or information that it owned or developed prior to the date of this Agreement, or acquires or develops after the date of this Agreement without use or incorporation of the intellectual property of the other Party.

B.	Client’s Ownership Rights. As between PeopleSupport and Client, Client will own all Client-Provided Technology and customer data provided and/or collected pursuant to the performance of Services. During the term of this Agreement and/or the applicable SOW, Client grants to PeopleSupport a non-exclusive license and right to use such Client-Provided Technology and customer data, solely for purposes of the performance of Services. PeopleSupport will not reproduce or distribute the Client-Provided Technology, or copy it to any server or location for reproduction or distribution, for any other purpose whatsoever. People Support may not reverse engineer, decompile or disassemble the Client-Provided Technology. Subject to any third party rights or restrictions and the other provisions of this Section, Client will own any deliverables that are specified to be owned by Client in the applicable SOW, which: (i) are custom developed specifically for Client, and (ii) are paid for by Client. PeopleSupport will deliver such Client-owned deliverables, and return all Client-Provided Technology, to Client upon expiration or termination of this Agreement or the applicable SOW.

C.	PeopleSupport Ownership Rights. PeopleSupport retains all right, title and interest in and to all software development tools, know-how, methodologies, processes, technologies and/or algorithms used in performing the Services which are based on trade secrets or proprietary information of PeopleSupport or are otherwise owned or licensed by PeopleSupport. Insofar as PeopleSupport is in the business of creating innovations in its industry, PeopleSupport will be free to use any ideas, concepts, know-how and other intellectual property which are developed or created solely by PeopleSupport in the course of performing the Services, provided that PeopleSupport will not be permitted to incorporate any Client-Provided Technology or other Client intellectual property therein or to create any derivative works of Client-Provided Technology or other Client intellectual property. PeopleSupport will retain ownership of any PeopleSupport-owned intellectual property rights as incorporated into software or tools that are used in producing any deliverables, even if such ideas, concepts, know-how or other intellectual property is used or embedded in such deliverables, provided that Client is hereby granted a royalty-free, nonexclusive license to .such intellectual property rights to the extent incorporated into any such deliverables. Client will not reproduce or distribute the PeopleSupport intellectual property, or copy it to any server or location for reproduction or distribution, for any purpose other than to make use of such deliverables or otherwise in connection with its receipt of Services and the performance of its obligations under this Agreement. Client may not reverse engineer, decompile or disassemble the PeopleSupport intellectual property.

D.	Permitted Use of Marks. Each Party warrants and represents that it has full right, title and interest in and to all trade names, trademarks, service marks, symbols and other proprietary marks (“Marks”) which it provides to the other Party, if any, for use related to the Services, and that any Marks provided by a Party will not infringe the marks of any third party. As necessary for the performance of the Services, the providing Party grants to the other Party the non-exclusive right to reasonably utilize the Marks solely in connection with the performance of the obligations of the parties hereunder, including, but not limited to, internally on signs or posters (e.g., to identify Client’s part of a facility, if applicable, or for internal promotions), in PeopleSupport newsletters, closed-circuit television and training. Any specific use by PeopleSupport of Client’s Marks shall be subject to Client’s written approval, which may be granted or withheld by Client in its sole discretion, and PeopleSupport will adhere to any written guidelines for the use of Client’s Marks that may be promulgated by Client from time to time. Each Party agrees to use the other Party’s Marks only for the agreed-upon purposes. Upon reasonable request, the providing Party will provide to the receiving Party, camera and/or video ready art, and/or digital tiff, eps or bitmap files of the providing Party’s Marks.

7.	CONFIDENTIALITY

A.	Confidentiality. Each Party, including such Party’s employees, agrees to keep confidential the other Party’s confidential and proprietary information and not use it for any purpose other than to perform its obligations under this Agreement. Each Party agrees that the following will be deemed to have been received in confidence and will be used only for purposes of this Agreement: (i) all information communicated to it by the other and identified as confidential, whether before or after the Effective Date, (ii) all information identified as confidential to which it has access in connection with the Services, whether before or after the Effective Date, (iii) all information, whether or not so identified, that a reasonable businessperson would understand to be confidential by reason of its nature or content; and (iv) the terms of this Agreement and the Parties’ rights and obligations hereunder. Each Party agrees to use the same means as it uses to protect its own confidential information, but in no event less than reasonable care, to prevent the disclosure and to protect the confidentiality of the confidential information of the other Party. No such information will be disclosed to third parties by the recipient Party without the prior written consent of the disclosing Party; provided, however, that each recipient Party may disclose confidential information of the
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other Party to those of the recipient Party’s attorneys, auditors, insurers, vendors and subcontractors who have a need to have access to such information in connection with their engagement, provided that such persons and entities will be bound by non-disclosure obligations equivalent to those set forth herein.
B.	Exceptions. Notwithstanding the other provisions of this Section, neither Party will be prevented from disclosing the confidential information of the other Party (i) which, at the time of disclosure, was in the public domain, (ii) which was lawfully disclosed on a non-confidential basis by a third party who is not bound by a confidentiality agreement with the other Party, (iii) which is disclosed with the other Party’s prior written approval, or (iv) in response to valid legal process, whether issued by a court or administrative or regulatory body or for purposes of legal or regulatory compliance. If confidential information of a Party is required to be disclosed by the other Party pursuant to a requirement of a legal process or for purposes of legal or regulatory compliance, the Party required to disclose the confidential information, to the extent possible, will provide the other Party with timely prior notice of such requirement and will coordinate with such other Party, at such other Party’s expense, in an effort to limit the nature and scope of such required disclosure, where appropriate. Upon the expiration or termination of this Agreement for any reason, all such confidential information (and all copies thereof) owned by the disclosing Party will be returned to the disclosing Party or will be destroyed, except that any archival copies may be retained, subject to the continuation of the confidentiality obligations hereunder.

8.	EVENTS OF DEFAULT

Subject to any applicable notice and cure provisions, the following are “Events of Default” under this Agreement, and give rise to the remedies set forth herein:

A.	Failure to Pay Amounts When Due. Client’s failure to pay amounts payable hereunder when due shall constitute an Event of Default. Client shall have ten (10) days after receipt of written notice to cure any such payment default. The foregoing notwithstanding, PeopleSupport shall have the right to suspend Services, without the provision of further written notice, if Client fails to cure such payment default within such ten (10) day period.

B.	Failure of a Party to Perform Its Material Obligations. A Party’s failure to substantially perform any other material obligation under this Agreement, including any SOW, will constitute an Event of Default. In the event that a Party fails to remedy such an Event of Default within thirty (30) days after receipt of written notice thereof, the non-defaulting Party may suspend or terminate the affected SOW, provided that, if such Event of Default cannot practicably be cured within such thirty 30-day period and is susceptible to a cure, then the defaulting Party will not be considered in default if it commences to cure within the initial thirty (30)-day period and in good faith diligently and continuously proceeds to cure the default.

C.	Bankruptcy and Similar Proceedings. The following are additional Events of Default, requiring no written notice or cure period, and the non-defaulting Party may terminate this Agreement immediately in the event of any of them:
i)	The commencement of any involuntary proceeding in bankruptcy or insolvency under federal or state law or the appointment of a receiver or an assignee for the benefit of creditors for a substantial portion of a Party’s assets which is not dismissed or terminated within sixty (60) days after its initiation; or

ii)	The commencement of any voluntary proceeding in bankruptcy or insolvency under federal or state law, or the voluntary appointment of a receiver or an assignee for the benefit of creditors; or

iii)	A Party ceases to do business in the normal course, or is unable to pay its debts when they become due.
9.	LIMITED WARRANTY; DISCLAIMER; LIMITATION OF LIABILITY
A.	Limited Warranty. PeopleSupport agrees to perform the Services with a reasonable degree of care, skill and competence, and in accordance with any and all performance objectives established by the Parties in any SOW. PeopleSupport’s sole liability, and Client’s sole remedy under this limited warranty, will be as follows: (i) PeopleSupport will re-perform any non-conforming Services within after receipt of notice from Client as to such non-conformance; and (ii) in the event of *** or more months of such non-conformances under *** of the SOW within *** month period (except where the applicable service level is measured on *** basis, in which case the standard for termination is *** in any rolling *** period), Client may terminate the affected SOW(s) or this Agreement without liability upon *** written notice to PeopleSupport. Client will monitor Services in order to determine whether PeopleSupport has met its warranty obligation hereunder. In the event Client does not provide notice to PeopleSupport of such non-conformance within ninety (90) days after performance of Services, such Services will be deemed finally accepted by Client.
B.	DISCLAIMER OF OTHER WARRANTIES. EXCEPT AS EXPRESSLY STATED HEREIN, THE SERVICES ARE PROVIDED “AS IS,” AND PEOPLESUPPORT DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL OTHER EXPRESS AND ANY IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE. PEOPLESUPPORT DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR FREE, OR COMPLETELY SECURE, DESPITE THE REASONABLE PRECAUTIONS SET FORTH IN THE APPLICABLE SOW.
C.	LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING UNDER OR

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RELATING TO THIS AGREEMENT IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, LOSS OF DATA, LACK OF SERVICES, OR LOSS OF REVENUES OR PROFITS, EVEN IF A PARTY HAS BEEN ADVISED, KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF THE FOREGOING. EXCEPT IN THE CASE OF ITS INDEMNITY OBLIGATIONS PURSUANT TO SECTION 10 AND CLIENT’S OBLIGATION TO PAY CHARGES PURSUANT TO THIS AGREEMENT, EACH PARTY’S MAXIMUM LIABILITY TO THE OTHER PARTY ARISING UNDER OR IN RELATION TO THIS AGREEMENT FOR ANY AND ALL CLAIMS, LOSSES OR DAMAGES, AND REGARDLESS OF THE FORM OF ACTION (I) WILL BE LIMITED TO ***.
10.	INDEMNIFICATION
A.	Mutual Indemnification for Certain Third Party Claims. Each Party (“Indemnifying Party”) agrees to indemnify, defend and hold harmless the other Party, including its affiliates, and its and their respective shareholders, partners, members, directors, officers, attorneys, representatives, employees, and agents, and its and their successors and permitted assigns (collectively “Indemnified Parties”) from any and all third party suits and claims for losses and threatened losses, including any criminal, administrative, or investigative action or proceeding, arising from or in connection with, or based on allegations (i) arising out of or based on the Indemnifying Party’s breach of the obligations under Section 5(B) (Compliance with Law); (ii) relating to the death or bodily injury of any person caused by the tortious conduct of the indemnifying Party; (iii) the damage, loss or destruction or any real or tangible personal property caused by the tortious conduct of the Indemnifying Party; or (vi) asserting infringement of any third party intellectual property right by any patent, copyright, trademark, service mark, trade name, trade secret or similar proprietary rights regarding intellectual property (or license, access or use rights therein) provided by the Indemnifying Party to the Indemnified Party under this Agreement including but not limited to those items provided under Section 4(D) (“Client-Provided Technology”) and/or Section 4(E) (“Information Necessary for Performance of Services”). People Support will, in addition, indemnify, defend and hold harmless Client for any misrepresentations made by PeopleSupport personnel to the extent such misrepresentations are not contained in or reasonably derived from information provided by Client.
B.	Indemnification Procedure. Each Party’s obligation to indemnify the other Party pursuant to this provision will apply only to the extent that the Party seeking indemnification: (i) promptly after receipt of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which any of the Indemnified Parties will seek indemnification, notifies the Indemnifying Party of such claim in writing; (ii) allows the Indemnifying Party to control, and fully cooperates with the Indemnifying Party in the defense of any such claim; and (iii) does not enter into any settlement or compromise in respect of such claim without the Indemnifying Party’s prior written consent. Failure to so notify the Indemnifying Party of a claim will not relieve the Indemnifying Party of its obligations under this Agreement except to the extent that it can demonstrate that it was prejudiced by such failure.
11.	ADDITIONAL PROVISIONS
A.	Insurance. Prior to the commencement of Services to be performed hereunder and throughout the Term of this Agreement and any SOW, each of the Parties will procure and maintain commercially reasonable policies of liability and errors and omissions insurance, in such forms as are appropriate based on the nature of the Services and the respective obligations of the parties. During the Term of this Agreement, PeopleSupport will maintain, at its sole expense, all appropriate insurance for its employees, including, required worker’s compensation, disability, and unemployment insurance. In the event the Service includes the offer or sale of products of or for Client, Client will be solely responsible for providing to PeopleSupport evidence of reasonably appropriate product liability insurance, such as a certificate of insurance naming Client and PeopleSupport as additional insured, as provided by the applicable manufacturer, distributor or other seller of such product.
B.	Non-Solicitation of Employees. During the Term of this Agreement and for a period of *** after the date of termination of this Agreement, neither Party will knowingly, directly or indirectly, solicit any of the other Party’s employees who, in any manner, have worked in the provision of any of the Services. The use of general advertisements which do not target certain employees or groups will not be construed to violate this provision.
C.	Relationship Between the Parties. PeopleSupport is engaged hereunder solely in the capacity as an independent contractor, and no employment, partnership or joint venture relationship is intended to be created hereby. In no event will either Party have the power to bind the other.
D.	Force Majeure and Other Delays. For purposes of this Agreement, a “Force Majeure” will mean a cause outside of a Party’s reasonable control including, without limitation, acts of God, acts of war, revolution, riots, civil commotion, acts of a public enemy, terrorism, embargo, acts of government in its sovereign capacity, strikes, lockouts, boycotts, fire, earthquakes, floods or other natural disasters. Except for the payment of moneys when due and owing, to the extent that a Party is unable to fulfill, in whole or part, its obligations hereunder, where such inability arises by reason of an event of Force Majeure, or in the event a Party is unable to perform its obligations due to the failure of the other Party to perform

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its obligations, such Party will be temporarily excused from fulfilling such obligations under the applicable SOW until the abatement of such Force Majeure event or until the other Party performs its those obligations necessary for performance by the Party which is unable to perform. In the event PeopleSupport is prevented from providing any of the Service by a Force Majeure event, Client will receive a pro rata credit of the Minimum Monthly Fee based on the amount of time PeopleSupport is unable to provide such Service. In the event such inability persists more than ***, Client may terminate any affected SOW(s) or this Agreement without liability.
E.	Governing Law and Interpretation. This Agreement will be deemed accepted by PeopleSupport in, and governed by and construed in accordance with, the laws of *** without giving effect to its conflicts of law provisions. As references to the term “including” or “such as” shall be construed to mean “including but not limited to”, and shall not be deemed limiting. In any case where consent is to be requested by a Party, such consent shall not be unreasonably withheld or delayed.
F.	Waivers. Failure to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition of this Agreement or the right to subsequently enforce such term or condition in the future.
G.	Severability. In the event that any provision of this Agreement is held or construed be invalid by any arbitrator or court having jurisdiction over disputes related to this Agreement, such provision will, if reasonable to do so, be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law or, if not reasonable to do so, be deemed to be excluded from this Agreement. In any event, all other provisions of this Agreement will remain in full force and effect.
H.	Notices. Except as specifically provided elsewhere in this Agreement, all notices required or permitted to be given by one Party to the other under this Agreement will be in writing and will be sufficient if made by: (i) personal delivery; (ii) a commercial or overnight delivery service with proof of delivery; or (iii) registered or certified mail, postage prepaid, return receipt requested, to the Parties at the respective addresses set forth above or to such other person or address as the Party to receive the notice has designated by notice to the other Party. Notices shall be deemed given upon receipt or refusal of delivery.
I.	Press Release. Upon execution of this Agreement, neither Party may issue any press release or other public statement regarding the execution of this Agreement without the prior written approval of the other Party. Client acknowledges that PeopleSupport may refer to Client as a customer in its customer lists for marketing purposes.
J.	[INTENTIONALLY LEFT BLANK].
K.	Entire Agreement and Integration. This Agreement, and the Exhibits and Attachments hereto constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements, discussions, proposals, representations or warranties, whether written or oral on this subject matter. This Agreement, including any SOWs, may not be modified except in writing signed by a duly authorized representative of the Parties. References to “this Agreement” shall be construed to include applicable SOWs, whether attached hereto as Exhibit A, or subsequently agreed upon by the parties and referencing this Agreement.
L.	Arbitration. Any disputes or claims arising out of or from this Agreement shall be finally settled by binding arbitration in ***, in accordance with the then-current rules and procedures of the American Arbitration Association. The arbitration shall be adjudicated by one (1) arbitrator mutually designated by the Parties or appointed by the American Arbitration Association if the parties fail to so designate an arbitrator. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction. The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award punitive or exemplary damages against any Party or any other relief in excess of the limitations set forth herein. Without limiting the generality of this Section, any Party may seek temporary or preliminary injunctive relief in a court of competent jurisdiction, but any request for permanent injunctive relief shall be resolved by arbitration according to this Section. The arbitrator shall have the authority to issue injunctive relief, including a permanent or final injunction, and such orders may be confirmed as enforceable judgments in a court of competent jurisdiction. The arbitrator’s award shall adhere to the plain meaning of this Agreement and to applicable law, and shall be supported by written findings of fact and conclusions of law.
M.	Attorneys’ Fees. In any dispute arising under this Agreement each Party will bear its own attorneys’ fees and other expenses associated with the resolution of the dispute; provided, however, that PeopleSupport will be entitled to recover from the Client all reasonable attorneys’ fees and other reasonable expenses associated with the collection from Client of delinquent undisputed charges.
N.	Counterparts. This Agreement may be signed in multiple counterparts, each of which will be considered an original, and all of which will be considered one and the same document. This Agreement may be executed by facsimile signature.

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
PEOPLESUPPORT, INC. AND VONAGE HOLDINGS CORP. CONFIDENTIAL

ACCEPTED BY:	ACCEPTED BY:

Vonage Holdings Corp. (“Client”)	PeopleSupport, Inc. (“PeopleSupport”)

***	By: \s\ Caroline Rook
Name: Caroline Rook
Title: CFO
Date: April 15, 2004

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
PEOPLESUPPORT, INC. AND VONAGE HOLDINGS CORP. CONFIDENTIAL

EXHIBIT A
Statement of Work No. 1
PEOPLESUPPORT, INC. AND VONAGE HOLDINGS CORP. CONFIDENTIAL

*   CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.
Statement of Work No. 1
for
Vonage
Inbound Voice Support
Presented by
April 9, 2004
ver 1.0

Proprietary Statement
Intended for Vonage
This Statement of Work is attached to, and made a part of, the Master Services Agreement (the “Agreement”), executed as of April 9, 2004, by and between PeopleSupport, Inc. (“PeopleSupport”) and Vonage Holdings Corp. (“Vonage” or “Client”). This document and any communications between PeopleSupport and Vonage related thereto are considered highly confidential for purposes of Section 7 of the Agreement.
PeopleSupport, Inc.

Contact:	***
Director of Sales
Corporate	1100 Glendon Avenue
Address:	Suite 1250
Los Angeles, CA 90024
Telephone:	***
Mobile	***
Fax:	(310) 824-6299
Email:	***@PeopleSupport.com

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

Table of Contents

1 INTRODUCTION	4

2 SOLUTION OVERVIEW	5

2.1 Inbound Voice Support Processes	5
2.2 Support Escalation Process	5
2.3 Performance Objectives	5
2.4 Volume Forecasting and Service Level Agreement	6
2.5 Adjustment to Forecasts and Ramp-Up Processes	7
2.6 PeopleSupport Operational Capacity Planning	9

3 TRAINING	10

3.1 Training Approach	10
3.2 Ongoing Training after Live Date	10
3.3 Staffing Profile and Training Timelines	11

4 QUALITY ASSURANCE	13

4.1 Quality Assurance Review Process	13

5 TECHNOLOGY	14

5.1 Technology Architecture and Specifications	14
5.2 Voice Technology Support	15
5.3 Data Connectivity	16
5.4 Client Applications	16
5.5 Reporting	17
5.6 Escalation of Technology issues	17

6 TIMELINE, RESOURCES AND ASSUMPTION	18

6.1 Client Project Team	18
6.2 Assumptions	19
6.3 Change Management and Change Control	19

APPENDIX A — PRICING	22

APPENDIX B — TECHNICAL ESCALATION PROCEDURES	25
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

1 Introduction
This Statement of Work No. 1 (“SOW No. 1”), dated as of April 9, 2004 describes the Voice services (“Services”) that PeopleSupport, Inc. (“PeopleSupport”) will provide to Vonage (“Client”). This SOW is entered into in connection with that certain Master Services Agreement between PeopleSupport and Client dated as of April 9, 2004 (the “Agreement”). This SOW supercedes all prior functional and technical understandings, whether written or oral, between PeopleSupport and Client regarding the matters addressed herein, including all prior SOWs and change orders. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.
Overview of PeopleSupport Services
PeopleSupport will provide inbound Voice response for sales support services. Voice support will be provided for Client’s customer calls routed to PeopleSupport phone system.
Program Overview
Voice Operations

Operating Model	Outsourced

Solutions and Services	Inbound Voice Support

Voice Support:
PeopleSupport Support Hours	***

Voice Support:
• 1) *** of calls Answered Within ***
• 2 *** abandonment rate
• 3) *** scores to meet or ***
• 4) *** ratio of *** or *** or *** at least ***
Service Level Agreements	• 5) *** on peoplesupport *** to *** or ***
• 6) network and technical uptime of *** on an *** basis
• 7) *** rate not to exceed *** annualy
• 8) Average *** less than ***
• 9) *** rate of *** or higher

Client Operating Hours	24/7

Languages Supported	English

Client Application Platforms	Client Provided Web Applications:
• ***

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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SOW No. 1

2 Solution Overview
PeopleSupport will provide Voice support services for the Client’s Sales Services. PeopleSupport eReps will assist customers with the following business programs:

Program	Systems Used	Tasks	Touch Points
CRM	➢ ***	➢ ***	➢ Inbound Voice
2.1 Inbound Voice Support Processes
PeopleSupport will provide Inbound Voice Support response for Client. Inbound voice support will consist of live voice response to customer general and sales calls.
Client and PeopleSupport agree on the following Inbound Voice Support processes:
1. ***
2. *** .
3. *** .
4. *** .
5. *** .
The above processes are required voice support processes. Changes to these processing requirements will be subject to a documented change order.
2.2 Support Escalation Process
The training material provided by Client will enable PeopleSupport to handle all calls routed to PeopleSupport without escalating them to Client’s facility. However, there may be situations where PeopleSupport eReps will need to transfer calls to Client’s center. In such circumstances, the issue will be assigned to the appropriate internal Client department who will resolve the issue. Client agrees to provide PeopleSupport a toll free number to be used for all transfers. Detailed Escalation Process is documented in the training manual.
2.3 Performance Objectives
Client and PeopleSupport agree on the following performance goals for all programs. Client represents *** . PeopleSupport may request and Client will provide documentation, if such documentation is (1) in Client’s possession without analysis and manipulation or (2) reasonably available to Client and without substantial additional cost to Client, that supports the representations made in (i) and (ii) above. Should Client require PeopleSupport to significantly change the processes currently

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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SOW No. 1

in place require PeopleSupport to provide a different type of support, Client and PeopleSupport may mutually agree to an appropriate set of new service levels.
➢ Inbound Voice SLAs Measured on a Monthly Basis except as noted
•	1) *** of calls Answered Within *** of calls ***

•	2) *** abandonment Rate

•	3) *** scores to *** or *** and at ***

•	4) *** ratio of at least *** and *** at least *** other ***

•	5) *** on peoplesupport *** to ***

•	6) network and technical uptime of *** measured ***

•	7) *** rate not to exceed *** annually

•	8) Average *** less than ***

•	9) *** rate of *** or higher
PeopleSupport is not responsible for delays in meeting the service levels to the extent arising from any Client provided telecommunication, software applications, materials, equipments or Client operational delays.
Ramp-up period estimate is *** . PeopleSupport will be on an all-reasonable-efforts basis to meet the program goal and service levels during the ramp-up period and the first *** of any subsequent ramp-up initiatives set forth in the mutually agreed upon Ramp up Plan Change Order for service level requirements 3 through 5, and 8. For all other service level requirements, PeopleSupport will be on *** for the first *** of the program
Definitions
Abandonment Rate: Total Calls Abandoned/Total Call Received
Total Calls Abandoned: The total number of calls disconnected while in queue with a queue time (including the time of any announcements) greater than the threshold value. The threshold value is the greater of *** .
Quality Score: measured by client internal quality program to be mutually agreed to by PeopleSupport and Client and or a third party scoring service. Should Client utilize an internal quality program, Client agrees to conduct regular calibration sessions with PeopleSupport’s QA team to ensure quality measurements are in agreement.
Sales Retention: Specific measurement criteria to be defined by Client and reasonably acceptable to PeopleSupport. *** . PeopleSupport will be provided similar data as the client uses.
Network and Technical Uptime: On an annual basis, the percentage of time PeopleSupport’s technical infrastructure is not experiencing an outage that prevents PeopleSupport from providing support to Client, excluding scheduled maintenance.
Attrition Rate: The total number of PeopleSupport eReps assigned Client to leave PeopleSupport (excluding mutually agreed planned ramp downs), divided by the peak number of reps assigned to Client. Internal movements and promotions within Client’s account are not included as part of attrition. Peoplesupport attests that its current annual attrition rate averages between *** and *** %
Occupancy Rate: Voice Handle Time plus Voice Available Time divided by ACD Billable Time minus Aux Training Time.

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

2.4 Volume Forecasting and Service Level Agreement
In order for PeopleSupport to properly staff the Client’s account, Client agrees to provide PeopleSupport with a *** , , of the number of Voice sessions Client will deliver to PeopleSupport for each program during that *** period. All such forecasts will be deemed Client’s confidential information for purposes of Section 7 of the Agreement. Initially, the forecast submission is considered locked for *** period and subsequent *** submissions will be locked for that new *** in accordance with Section 2.5 below. For example, on *** , *** , Client would submit a forecast for weeks beginning *** , and the forecast would be considered locked for weeks beginning *** . PeopleSupport will develop a capacity plan that will allow the forecast to be increased or decreased by Client up to *** for any subsequent *** forecast without requiring additional ramp up / ramp down. Should Client fail to deliver a forecast for a given *** , the *** of the last forecast shall be extended forward *** and be considered locked. Should Clients volume require staffing in excess of *** , the *** forecast may be increased and decreased by no more than *** per *** .
Client must receive written confirmation of receipt of such forecast from its PeopleSupport before the forecast is deemed accepted by PeopleSupport; provided that if PeopleSupport does not respond to such forecast within *** , such forecast will be deemed received and accepted. PeopleSupport shall not withhold acceptance upon receipt. PeopleSupport agrees to service, in each calendar month, that number of support sessions equal to the respective Support Target for such month, but may, in its discretion, service additional support sessions. PeopleSupport shall not be obligated to meet the agreed upon performance objectives and service levels numbered *** and any *** specifically related to *** in the event that, and during such times as, the actual volume of sessions received by PeopleSupport is more than *** over the respective forecasted increments for such point of contact. Should Clients volume require staffing in excess of *** eReps, PeopleSupport shall not be obligated to meet the agreed upon performance objectives and service levels numbered *** and any *** specifically related to *** in the event that, and during such times as, the actual volume of sessions received by PeopleSupport is more than *** All other service level objectives need to be met and maintained at all times.
PeopleSupport will work with Client to develop a daily volume distribution, broken down into hourly intervals, based on Client forecasts and historical data. PeopleSupport will submit such plan, together with a statement of associated FTE staffing levels, to Client at least *** days prior to the anticipated date for *** locked-in forecast for Client’s approval and Client shall give its reasonable approval or disagreement at least *** days prior to the anticipated *** lock-in forecast date. If Client disagrees with PeopleSupport’s plan and FTE staffing levels, then the parties will negotiate in good faith and mutually agree upon the locked-in forecast and FTE staffing levels at least *** days prior to the anticipated date for the *** locked-in forecast so that PeopleSupport may staff for such period (thus, in the above example, PeopleSupport would submit its plan by *** , Client would give its approval or disagreement by *** and the parties would negotiate to agree on a plan and staffing levels by *** . Upon Client’s approval or mutual agreement, PeopleSupport’s daily volume distribution will be incorporated with Client’s forecast to develop a *** capacity plan for the hourly increments and associated FTE levels. ***

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

2.5 Adjustment to Forecasts and Ramp-Up Processes
PeopleSupport will develop a capacity plan such that the respective Support Target may be increased or decreased by Client by up to *** from *** ( *** in advance) without requiring additional ramp-up / ramp-down; provided that the number of eReps providing Services is *** or less. If the number of eReps providing Services is greater than *** , then such increase or decrease, as the case may be, will be *** instead of *** from *** to *** . The Support Targets for a *** become locked-in *** prior to the start of such *** . All adjustments made to the Support Targets must be delivered to PeopleSupport Account Manager.
2.5.1 Substantial Volume Increases
If Client requires a volume increase in the number of contacts supported by PeopleSupport (i.e., *** ) (a “Substantial Volume Increase”), a mutually agreed upon ramp up period will be planned:
a)	To facilitate the appropriate collection of human and technical resources to handle a Substantial Volume Increase, Client must provide reasonable notice to PeopleSupport, but in no case less than *** written notice before the start of the Substantial Volume Increase. The proposed Substantial Volume Increase requirements shall be reasonable under the circumstances and the available resources and technical infrastructure.

b)	PeopleSupport will present Client with a Change Order outlining a detailed capacity ramp up plan (“Ramp up Plan”) for Client’s approval. Client must approve the capacity plan and the terms of the Change Order before PeopleSupport commences with the ramp up.

c)	Performance goals shall be as defined in section 2.3 for a ramp-up period.
2.5.2 Volume Decreases
Notwithstanding Section 2.4 above and in the event of a *** . Client shall provide PeopleSupport with written notice of a *** in order for PeopleSupport to determine the initial number of FTEs to be used *** .
2.5.3 Forecasts for Special Promotions and Advertising
Client will provide PeopleSupport with notice of and forecasts related to all special media and program promotions (including, but not limited to, radio, television, direct mail, Internet and other media) within a reasonable amount of time before release of the promotion so that PeopleSupport can make appropriate staffing or other adjustments. All such notices and forecasts will be deemed Client’s confidential information for purposes of Section 7 of the Agreement. PeopleSupport shall not be obligated to meet performance objectives in the event that, and during such times as, the actual volume of sessions received by PeopleSupport is more than twenty *** over the forecast; provided that if the number of eRep providing Services is *** or less and if the number of eReps providing Services to Client is greater than *** then PeopleSupport shall not be obligated to meet performance objectives in the event

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

that, and during such times as, the actual volume of sessions received by PeopleSupport is more than *** *** over the forecasted increments. However, PeopleSupport shall make *** to meet performance goal(s) for the volume that is within the lock-in forecast level.
2.6 PeopleSupport Operational Capacity Planning
PeopleSupport will work closely with Client’s Work Force Management team to plan capacity, and to develop operational plans. Based on the volume forecasts provided by Client in the *** Support Forecast, PeopleSupport will provide Client with a monthly capacity forecast reflecting the number of eReps required to handle the forecasted volume of contacts in accordance with its performance objectives and service levels (“Monthly Capacity Plan”). The Monthly Capacity Plan will factor in PeopleSupport’s analysis of actual contact volumes, historical performance, existing and new-hire resources and special circumstances (holidays, seasonality and attrition factors).

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

3 Training
The training phase of the outsourcing program is crucial to PeopleSupport’s ability to provide Client with quality service. In this section, our approach, initial and ramp-up training process and the on-going program updates or changes training.
3.1 Training Approach
Client and PeopleSupport will jointly participate in the training needs analysis process with members from both teams to identify learning objectives and determine the scope of the training effort. Peoplesupport will certify all agents have passed a client approved curriculum.
Client will make available all existing training and research documentation, training materials, and the knowledge base to PeopleSupport. All such materials and documentation will be deemed Client’s confidential information for purposes of Section 7 of the Agreement. Client will provide training materials and related documentation sufficient for PeopleSupport to conduct a successful training program. If necessary, and to assist in meeting Service Levels, PeopleSupport may update the Client training material or prepare a new course program with Client approval via the change order process.
PeopleSupport will develop a training program for Client with the following capabilities:
•	Utilize the Client trainers and facility for the Train-the-Trainer session.

•	Provide instructors with extensive background in customer service, technical support, and sales, as well as stand up classroom training experience.

•	Provide customer service, sales and communications training, Client product/program training and pre-certification of agents prior to performing support for Client.

•	Establish a training and QA structure that supports Client’s program requirements.

•	Create a separate training environment that resembles the live Client environment, including individual workstations equipped with Client’s applications.
All new eReps receive a PeopleSupport New Hire Orientation and the Client-specific training. After completion of the prescribed training, eReps will undergo a Nesting Period where Team Supervisors and trainers can observe and monitor such eReps closely before releasing them onto the production floor. The Nesting Period is estimated to be *** days in duration during which they will be handling a reasonable number of calls. The Client specific training and Nesting Period shall be billed at a *** rate as defined in Appendix A of this SOW.
3.2 Ongoing Training after Live Date
Increases in the volume of services provided and/or significant changes to Client’s policies/procedures, products, or service offerings will require post-implementation training. A need analysis will be conducted to determine if any course development material must be prepared, and to scope out how long the training should take so that PeopleSupport can appropriately schedule the training. In order to meet its goal of providing the highest level of quality, PeopleSupport will recommend training updates when deemed necessary. Client must provide PeopleSupport with all relevant ongoing training materials within the same timeframe

*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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SOW No. 1

that it provides its own internal centers. PeopleSupport will provide all new hires with client approved standard New Hire Orientation and training. Reasons for needing post-implementation training may, but do not necessarily, include the following:

♦ ***	♦ ***	♦ ***
♦ ***	♦ ***	♦ ***
Client may request PeopleSupport to provide additional training on updated material and other newly introduced Client system.
Should PeopleSupport and Client mutually agree that ongoing classroom training is required, PeopleSupport will prepare a change order documenting the training required, time period for the training, and the cost. PeopleSupport will not begin any classroom training without written approval from Client. Normal product update information will be handled as part of the normal day-to-day operations and will not require a change order.
Client will be responsible for all of Client *** of PeopleSupport personnel for this activity. ***
3.3 Staffing Profile and Training Timelines
The PeopleSupport eReps staffed on Client’s account will posses general sales skills and have technical background or demonstrated technical skills. PeopleSupport will determine that eReps staffed on Client’s account will meet the following qualifications :
•	***

•	*** .

•	***

•	***

•	***

•	***
Implementation timelines may be reassessed or revised if the scope of the project changes after Client and PeopleSupport mutually agree upon the learning objectives and training plan and/or if the Client deliverable timelines are not met.
Here is a proposed timeline for the training dates and program ramp-up phases:

***	***	***	***	***	***

***	***	***	***	***	***

***	***	***	***	***	***

***	***	***	***	***	***
Based on Client’s requirements (initial volume and turnaround SLA), PeopleSupport will initially

*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

train ***.
PeopleSupport will *** for PeopleSupport’s personnel during the initial *** .

*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

4 Quality Assurance
PeopleSupport will provide a comprehensive quality management and assurance process with the following components:
•	A Quality Assurance program designed for the Client’s program. Program format will be mutually agreed upon.
•	A dedicated Quality Assurance (QA) team who together with an eRep’s supervisor will conduct QA monitoring.
•	Weekly voice coaching calibrations between PeopleSupport QA/Operations Team and the Client.
•	The frequency of monitoring will be commensurate with individual eRep performance scores.
•	Development of action plan for agents/teams that fall below the Client QA standard.
•	A “Best Practices” Training manual
•	A program and eRep score card providing metrics and performance against goals
PeopleSupport utilizes and maintains an in-house quality assurance manual. The quality assurance manual is used to document internal and custom client processes and procedures. PeopleSupport and Client will work together to regularly update the QA manual based on the close loop feedback mechanism and through the Calibration Sessions. *** . Quality goals will be established within *** business days after Live Date of any new program and reviewed monthly. PeopleSupport agrees to maintain a quality monitoring system.
4.1 Quality Assurance Review Process
Quality Assurance reviewing will be conducted by the QA department and the Operation Supervisors or Operation Shift Lead. Each month the QA Analyst will have a target number of sessions to complete. The Analyst may conduct a review through the use of voice recorded sessions.
During a review session, the eRep’s voice session is either *** or through *** session. Sessions are analyzed and scored by QA Analyst on the QA Score Sheet. After this process, the QA Analyst meets with the eRep to deliver targeted feedback on his/her performance and provides coaching, if necessary. QA Score Sheet results detailing individual and team performance are reported to the Supervisors in the weekly team reports. Trending analysis will be provided to Client on a weekly basis. Individual and detailed information will be provided at the Client’s request.
In addition, Operation Supervisors review a sample of sessions on a weekly basis. This review process, is similar to the QA process and is documented on the same score sheet. The feedback is given to the eRep either immediately or during a later review session. The Supervisor provides positive feedback or any necessary coaching. If remedial action is required, the Production Supervisor may recommend coaching from a Subject Matter Expert, listening to other eReps during sessions, or providing additional focused training.

*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

5 Technology
5.1 Technology Architecture and Specifications
This section outlines the technical requirements for the integration of systems and technologies in support of Client’s operation at PeopleSupport.
The following diagram illustrates the agreed voice and data connectivity architecture between Client and PeopleSupport facilities:
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

***
5.2 Voice Technology Support

***.
***.

*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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SOW No. 1

***
PeopleSupport will provide and support the following VDNs and routing requirements to support Client:

Function Name	Toll Free Number	Routing
***	***	***

***	***	***
***.
***.
***.
***.
***.
5.3 Data Connectivity
Client’s Sales Tool application is accessed over the Public Internet.
5.4 Client Applications
PeopleSupport utilizes the following applications supplied by Client to provide customer service for Client’s customers:

*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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SOW No. 1

1. *** Tool – Web based *** application.
5.5 Reporting
PeopleSupport will provide *** secure web site containing the *** portal. Client may access and download all of its reports for its account *** . All reports are ***. If Client wishes to have reports generated on information not included in the PeopleSupport standard reporting package, PeopleSupport can provide custom reporting. The requirements, cost, and time frame required for development will be determined by the Implementation Project Manager and will be submitted to Client in writing for approval prior to commencement of development. This would include integration of reports with Client’s sales data.
Information available on the Client Portal will be maintained on the Portal for the following periods of time: *** . It is Client’s responsibility to keep and store such reports for future reference following such periods. For a period of *** following such periods, PeopleSupport will keep raw data only.
Interval Call Management can be monitored via *** portal and real time volumes can be viewed from *** . Client will be able to retrieve hourly call volume statistics from *** portal. In addition, Client can access the PeopleSupport CMS system to observe all Client data available through *** including but not limited to skills, VDNS and agents. Subject to this Section 5.5, Client will have the ability to download and view information and historical data in accordance with time frames outlined in Appendix C to this SOW #1. PeopleSupport will provide Client with software license copy for *** at the price set forth in Appendix A. As set forth in Appendix A, monthly invoices will be calculated using reports generated by PeopleSupport on it’s *** using data from the phone switch reporting system. Such reports will be available for Client to review on *** site.
5.6 Escalation of Technology issues
PeopleSupport and Client agree to follow the Technical Escalation Procedures documented hereto as Appendix B for any technical issues that may arise affecting Client’s customer service operations.

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
SOW No. 1

6 Timeline, Resources and Assumption
Within *** of execution of this SOW and the Agreement, PeopleSupport will prepare and deliver to Client a project plan (the “Project Plan”) that contains the critical path dates that each party must meet in order for PeopleSupport to adhere to the implementation deadlines. PeopleSupport and Client will mutually agree upon the Live Date set forth in the Project Plan. Client will make all reasonable efforts to cooperate and work with PeopleSupport to deliver any Client dependant materials delineated in the agreed upon Project Plan. To the extent that Client fails to meet a critical path date that impacts PeopleSupport’s work, PeopleSupport reserves the right to reassess and reasonably adjust all dates contained within the Project Plan to the extent necessary to reflect Client’s failure.

***		***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
6.1 Client Project Team
In support of Client’s program, PeopleSupport will conduct conference calls and request information from a Client-appointed single point of contact and other Client personnel. Client agrees to:
•	Client and PeopleSupport will make appropriate personnel available to each other on a timely basis, including a single point of contact with authority to make decisions, discuss and resolve day-to-day issues, to assist in completing deliverables and for coordinating additional resources and sign-off as required.

•	Client and PeopleSupport will assign a technical resource to the project to oversee the connectivity, application access and voice/data network integration projects.
Client and PeopleSupport personnel will accept responsibility for their assigned tasks and will complete them within the specified schedule. Any delays caused by the unavailability of Client or

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Peoplesupport resources or completion of requests may adversely affect the project schedule, and PeopleSupport’s adherence to Service Levels and Performance Objectives.
6.2 Assumptions
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     • *** .
     • *** .
6.3 Change Management and Change Control
PeopleSupport and Client recognize that the dynamic nature of Client’s business model may necessitate that material changes be made to processes outlined herein
Should Client request PeopleSupport to make material changes to the processes defined in this SOW, PeopleSupport will prepare a change order for Client’s review and approval before implementing the change. The change order will include the costs, if any, and the proposed timeline for implementing the change. All costs will be at the rates defined in this SOW unless other wise mutually agreed by Client and PeopleSupport.
Items that would require a change order include, but are not limited to the following:
•	Changes to the technical architecture defined in this SOW
•	Custom report development outside of initial report requirements
•	Telecom programming outside of what is defined in this SOW
•	Significant operation process changes
•	Support for new touchpoints
•	Additional training required
7.0 Additional Requirements
•	PeopleSupport provides *** and call monitoring capability for all of its locations used to provide Services to Client. This monitoring is password protected and can be conducted anytime and from anywhere without the need for prior arrangement with PeopleSupport. Client will be provided with the ability for live call monitoring capability by dialing into PeopleSupport’s PBXs. PeopleSupport represents and warrants that such call monitoring capability and PeopleSupport’s provision of it comply with all applicable laws in all material respects and that PeopleSupport has obtained, or will obtain prior to the use of such capability, any requisite consent to such monitoring.
•	PeopleSupport will review all agent and supervisor incentive programs provided by PeopleSupport with client
•	Agents are to be *** to Client, subject to Minimum Monthly Fees payment by Client
•	Client has the right to review and audit once a year all documents and records of PeopleSupport directly related to Services rendered under this agreement or reasonably requested by Client for purposes of determining PeopleSupport’s meeting of service level

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objectives and compliance with the other provisions of this SOW, with reasonable prior written notice to PeopleSupport; provided that Client will not interfere with PeopleSupport’s operations in connection with the audit beyond the reasonable use of PeopleSupport personnel and resources in retrieving and compiling such documents and records. PeopleSupport will provide all supporting documentation related to billing and SLA’s on a monthly basis as requested, if (1) in PeopleSupport’s possession without analysis and manipulation or (2) reasonably available to PeopleSupport and without substantial additional cost to PeopleSupport.
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•	PeopleSupport will provide the following computer and network systems recovery mechanisms:
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•	PeopleSupport’s standard reports are described in Appendix C attached hereto and are included at no additional charge. The parties will use the Change Order process to modify Appendix C as necessary.
•	At a minimum, the following ratios will be maintained for the clients account — *** .
•	PeopleSupport voice equipment utilizes *** technologies. Facilities in the Philippine are equipped with *** .

*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute and meet the deliverables outlined in this SOW.

Vonage

***

Signature
***

Print Name
Senior Vice President

Title
4/9/04

Date

PeopleSupport, Inc.

\s\ Caroline Rook

Signature
Caroline Rook

Print Name
CFO

Title
4/15/04

Date

*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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Appendix A — Pricing

SERVICE	PRICE
LIVE VOICE SERVICE, Phone

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*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
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*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
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Appendix B — Technical Escalation Procedures
Primary Technical Contacts
PeopleSupport and Client have provided the following designated contacts that are authorized to respond to technical emergencies and escalations:
Client will designate the escalation contact within 30 days of execution of this SOW.
Client Technical Escalation Information

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*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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Purpose and Scope
PeopleSupport has established a set of standard Client Escalation Procedures available to all clients. These escalation procedures are outlined below. PeopleSupport has made an effort to address all operational aspects of providing continued service to clients. However, we recognize that clients might require additional procedures unique to their operational needs. To address these unique requirements outside of the standard escalation procedures, PeopleSupport can work with each client to create customized business resumption and escalation procedures as needed.
This document serves as the standard PeopleSupport Client Escalation Procedure. This procedure documents both Client and PeopleSupport responsibilities with regards to notification, ongoing communication and correction of problems arising from an outage in services caused by systems and internal operational elements under the control of PeopleSupport or caused by external elements outside of the direct control of PeopleSupport. Specifics as to the PeopleSupport service (the “Service”) to be provided to the Client are set forth in Client’s Statement of Work (SOW), which is incorporated, signed into and made a part of the Agreement.
For reference, policies and procedures for system backup and recovery are stated in the PeopleSupport Backup and Offsite Storage Policies document. The document can be obtained by contacting your PeopleSupport Account Executive.
Event Notification
PeopleSupport shall provide initial notice to a designated Client representative by telephone, e-mail, pager or comparable notification service *** PeopleSupport becoming aware of an event that has caused or may cause an unscheduled outage or security breach problem. Client must provide a valid pager number, fax number, voice mail or email address to PeopleSupport Helpdesk for this purpose.
Client is solely responsible for providing accurate contact information for Client’s designated point of contact. In the event Client first becomes aware of such outage or security breach event, Client shall promptly provide initial notice to PeopleSupport via the assigned PeopleSupport Helpdesk Number provided to Client. In the event of critical outages, status reports about the event will continue on an hourly basis until either the event has been resolved or both PeopleSupport and Client have determined a course of action that does not require continued notification.
Client Technical Support
PeopleSupport will provide 7x24 customer service in support of Client’s customer service solution via email, voice and voice mail for the purpose of these Client Escalation Procedures. The customer service center can be used to log problem reports or request assistance with system usage. Details of PeopleSupport and Client responsibility for the applications and services are outlined in the SOW.
Monitoring Services
Monitoring Services refer to the ability of PeopleSupport to observe the performance and availability of system, application and network components of the customer service solution in real-time and identifying problems with such components that indicate an outage of services.

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PeopleSupport will perform 7x24 system-level monitoring, including polling of the hardware, operating system and applications in order to detect abnormal system conditions. Key system metrics monitored by PeopleSupport include:
•	Hardware malfunctions

•	Server uptime

•	File System and Space utilization

•	CPU utilization

•	Memory utilization

•	Application Service availability

•	Wide-Area network uptime

•	Intrusion Detection and logging
For equipment under the control of PeopleSupport, PeopleSupport utilizes hardware sparing and redundant equipment whenever possible to address malfunctioning equipment outages.
Problem Categories and Priorities
PeopleSupport has established a standard problem management procedure to identify, categorize and track problems with the operational and hosted solutions under its direct control. Problems are categorized and prioritized by order of importance to our Clients. PeopleSupport assigns a case number to the problem when a client initiates a problem report by notifying the PeopleSupport Helpdesk.
The PeopleSupport Helpdesk can be reached at numbers listed at the beginning of this document.
There are four categories of problems ranging from Emergency (Priority 1) to Assistance (Priority 4.)
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*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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Problem Resolution Response Times
The following table indicates PeopleSupport’s problem resolution goals. These resolution goals apply to all problems related to systems and services under the direct control of PeopleSupport. Problem resolution or workaround time commences after the problem has been identified and reproduced by PeopleSupport. A Call Back procedure is followed by PeopleSupport to notify clients affected by priority 1-3 problems. Clients must provide PeopleSupport Helpdesk with up to date contact information and a preferred method of communication for all notifications. Client’s primary contact shall have the authority to make decisions on behalf of Client to facilitate a rapid resolution of all problems.

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In priority 1 and priority 2 cases that are as a result of PeopleSupport system problems, PeopleSupport shall work around the clock until a resolution or workaround is reached.
All priority 1 problems are escalated internally as follows:

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In priority 3 cases, PeopleSupport shall use commercially reasonable efforts to notify the Client and resolve problems as quickly as is reasonably practical. Resolution to problems with priority 4 depends on the scope and nature of the request (typically a programming or enhancement request) and cannot be accurately forecasted. If a problem cannot be resolved permanently, a temporary resolution will be implemented to the extent possible based on mutual agreement with Client.
Escalation and Problem Resolution Procedures
➢	If the Source of the Problem is External to PeopleSupport

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When there is a site and/or system problem that is external to PeopleSupport (such as unavailability of the Client Web Site or back-end application system or tools):
A)	Client shall notify the PeopleSupport Helpdesk immediately upon noticing the outage.

B)	PeopleSupport will “troubleshoot” the problem as appropriate to determine the impact of the problem to systems and networks under the control of PeopleSupport. If the problem is as a result of systems and facilities outside the control of PeopleSupport, Client shall assign a designated resource to PeopleSupport to address the problem within a mutually agreed upon timeframe.

C)	PeopleSupport shall contact Client’s designated support staff to inquire about the problem periodically until the problem is resolved. Client’s designated support entity must be listed at the beginning of this document.

D)	Client’s designated support staff shall respond to PeopleSupport inquiries with timely updates in 60-minute intervals until the problem is resolved.

E)	In the event of a technical problem with Client’s call tracking system, email management system, or any Client system directly used by PeopleSupport eReps, problems may have a direct impact on PeopleSupport’s ability to meet the agreed upon service levels. In such cases, PeopleSupport reserves the right to waive the agreed upon Service Level measures or customer care as long as the problem remains unresolved by the Client.
➢	If the Source of the Problem is Internal to PeopleSupport
When there is a system or operational problem that is internal to PeopleSupport (such as unavailability of the voice systems, applications or network access):
A)	Client shall contact the PeopleSupport Helpdesk to report an exact detail of the problem as soon as Client notices the problem. A PeopleSupport Helpdesk Analyst will receive the call and open a ticket for the problem under an assigned priority. In the event that an Analyst is not reachable, a voice mail or Page may be left for the on-call support analyst at PeopleSupport. The Helpdesk shall return all voice mails and pages within 30 minutes.

B)	PeopleSupport Analysts will “troubleshoot” the problem as appropriate to determine if the problem is related to systems and networks under the control of PeopleSupport. If the problem is as a result of systems and facilities under the control of PeopleSupport, a designated resource from PeopleSupport will be assigned to address the problem.

C)	PeopleSupport Analyst shall notify Client’s designated point of contact immediately upon noticing an outage.

D)	PeopleSupport Analyst shall provide Client with updates in 60-minute intervals until the problem is resolved.

E)	In the event of a major catastrophic impact to Client’s operation at PeopleSupport caused by systems under PeopleSupport’s direct control, PeopleSupport shall exercise the Client’s agreed to Disaster Recovery plan to resolve the problem.
Scheduled Maintenance Policy
To maintain and enhance PeopleSupport’s hosted applications, network infrastructure and communication systems, we have established a *** . The time periods below represent a designated window of time that scheduled and routine maintenance activity may be planned without prior notice. PeopleSupport will attempt to minimize the impact of the scheduled maintenances as much as possible without impacting system’s future uptime and availability. Though the systems might not become unavailable *** during the scheduled times listed below, clients should assume and plan for momentary outages during these timeframes accordingly.

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In addition to regularly scheduled maintenance, PeopleSupport may at times perform emergency maintenance. Whenever possible, PeopleSupport shall make commercially reasonable efforts to provide Client with *** notification of all scheduled maintenance procedures arising from emergencies.
Modification of Escalation Procedures
Client acknowledges that from time to time, PeopleSupport may be required to modify terms and conditions of this Client Escalation Procedure as required by third-party vendors. PeopleSupport shall notify Client of any such Required Modification. Client shall have *** business days to review such modification and notify PeopleSupport of its acceptance or rejection of same. Failure to affirmatively reject shall be deemed an acceptance under this section.

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Appendix C — REPORTING
PeopleSupport measures and monitors several key metrics on a continuous basis across all of our contact centers. This enables us to ensure that we are managing and exceeding our Service Level Agreements. These measures are reported in our Client Standard Reports on an hourly, daily, weekly, and monthly. Our key metrics and their definitions are listed below.
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*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.
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*   CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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SOW No. 1